                                                                    EXHIBIT 10.3


                                                                   BORROWER

                                                   Cybex Computer Products Corporation

[LOGO] FIRST COMMERCIAL BANK                                                                                    COMMERCIAL
                                                                                                                FIXED RATE
FIRST COMMERCIAL BANK OF HUNTSVILLE                                                                             PROMISSORY
301 WASHINGTON STREET                                                                                              NOTE
HUNTSVILLE, AL 35801
(205) 551-3300   "LENDER"                                             ADDRESS

                                                   4912 Research Drive
                                                   Huntsville, AL  35806
                                                   TELEPHONE NO.              IDENTIFICATION NO.
                                                   (205) 430-4000             630801728

-------------------------------------------------------------------------------------------------------
   OFFICER           INTEREST        PRINCIPAL        FUNDING       MATURITY     CUSTOMER       LOAN
IDENTIFICATION         RATE           AMOUNT            DATE          DATE        NUMBER       NUMBER
LKS                   8.188%      $12,000,000.00      03/26/98      04/02/98
-------------------------------------------------------------------------------------------------------
GENERAL CORPORATE PURPOSES
-------------------------------------------------------------------------------------------------------

PROMISE TO PAY: For value received, Borrower promises to pay to the order of Lender the principal amount of TWELVE MILLION AND NO/100 Dollars ($12,000,000.00) plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to accrued, unpaid interest, then to unpaid principal, and then to any late charges and expenses, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: Interest shall be computed on the basis of THE ACTUAL NUMBER OF DAYS OVER 360 DAYS per year. Interest on this Note shall be calculated and payable at the fixed rate of 8.188% per annum.

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: PRE-MATURITY RATE CONTINUES TO APPLY POST-MATURITY, or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

A SINGLE PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON APRIL 02, 1998.


INTEREST SURCHARGE: Borrower agrees to pay an interest surcharge of $ N/A . The interest surcharge is earned by Lender when paid and is not subject to refund; however, if this Note is prepaid in full within 90 days after the date of this Note, Borrower will receive a credit of a pro rata portion of the interest surcharge, subject to Lender's right to retain a minimum surcharge of $25.00.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this Note is prepaid in full, there will be: [X] No prepayment penalty. [ ] A prepayment penalty of:


LATE CHARGE: If a payment is in default 10 days or more, Borrower will be charged a late charge of: [ ]_____________% of the unpaid payment; [X] $10.00 or 5.00% of the unpaid payment, whichever is [X] greater, but not to exceed $100.00; [ ] less.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking and other accounts of Borrower (excluding IRA, Keogh, trust accounts and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. [X] If checked, the obligations under this Note are also secured by the collateral described in any security instrument(s) executed in connection with this Note, and any collateral described in any other security instrument(s) securing this Note or all of Borrower's obligations.

   US GOVERNMENT TREASURY BILL MATURITY 4-2-98 IN THE MATURITY AMOUNT OF $12,000,000.00, CUSIP #9127944T8.

RENEWAL: [ ] If checked, this Note is a renewal, but not a satisfaction, of
Loan Number __________________.
--------------------------------------------------------------------------------
THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND
AGREE TO THE TERMS AND CONDITIONS OF THIS NOTE, INCLUDING THE PROVISIONS ON THE REVERSE SIDE, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTE.

Dated: MARCH 26, 1998

        CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT
                              BEFORE YOU SIGN IT.

BORROWER: CYBEX COMPUTER PRODUCTS CORPORATION         BORROWER:


BY: /s/ Doyle C. Weeks
--------------------------------------------------    --------------------------------------------------
DOYLE C. WEEKS
CHIEF FINANCIAL OFFICER

BORROWER:                                             BORROWER:



--------------------------------------------------    --------------------------------------------------



BORROWER:                                             BORROWER:



--------------------------------------------------    --------------------------------------------------



BORROWER:                                             BORROWER:



--------------------------------------------------    --------------------------------------------------
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

                              TERMS AND CONDITIONS

1. EVENTS OF DEFAULT. An Event of Default will occur under this Note in the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note:

      (a) fails to make any payment on this Note or any other indebtedness to Lender when due;
      (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other present or future written agreement regarding this or any other indebtedness of Borrower to Lender;
      (c) provides or causes any false or misleading signature or representation to be provided to Lender;
      (d) sells, conveys, or transfers rights in any collateral securing this Note without the written approval of Lender; or destroys, loses or damages such collateral in any material respect; or subjects such collateral to seizure, confiscation or condemnation;
      (e) has a garnishment, judgment, tax levy, attachment or lien entered or served against Borrower, any guarantor, or any third party pledging collateral to secure this Note or any of their property;
      (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
      (g) fails to provide Lender evidence of satisfactory financial condition;
      (h) has a majority of its outstanding voting securities sold, transferred or conveyed to any person or entity other than any person or entity that has the majority ownership as of the date of this execution of this Note; or
      (i) causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Note, or Lender in good faith, believes the prospect of payment or performance is impaired.

2.    RIGHTS OF LENDER ON DEFAULT.  If there is an Event of Default under this
Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

      (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full, such acceleration to be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code;
      (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;
      (c) to cease making advances under this Note or any other agreement between Borrower and Lender;
      (d)   to take possession of any collateral in any manner permitted by law;
      (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;
      (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;
      (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
      (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lenders's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3.    DEMAND FEATURE. [ ] If checked, this Note contains a demand feature.
Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION. Borrower will at all times keep proper books and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of cash flow of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen (15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request.

5. MODIFICATION AND WAIVER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor, the collateral or any other property securing the obligations.

6. SEVERABILITY. If any provision of this Note is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. ASSIGNMENT. Borrower agrees not to assign any of Borrower's rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Borrower agrees that Lender is entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower.

8. NOTICE. Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW. This Note shall be governed by the laws of the state indicated in Lender's address. Unless applicable law provides otherwise, Borrower consents to the jurisdiction of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Note.

10.   COLLECTION COSTS.  If the original principal amount of this Note exceeds
$300, and if Lender hires an attorney who is not its salaried employee to collect any amount due under this Note or enforce any right or remedy of Lender, Borrower agrees to pay Lender's reasonable expenses and collection costs, including reasonable attorneys' fees not exceeding 15% of the unpaid debt after default.

11. MISCELLANEOUS. This Note is being executed primarily for commercial, agricultural, or business purposes. Borrower and Lender agree that time is of the essence. Borrower agrees to make all payments to Lender at any address designated by Lender and in lawful United States currency. Borrower and any person who endorses this Note waives presentment, demand for payment, notice of dishonor and protest and further waives any right to require Lender to proceed against anyone else before proceeding against Borrower or said person. All references to Borrower in this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, successors and assigns of Borrower and Lender. If there is more than one Borrower their obligations under this Note shall be joint and several. This Note represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

12.   JURY TRIAL WAIVER.  BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY
IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL
SECURING THIS NOTE.

13.   ADDITIONAL TERMS.



                                    BORROWER
                      Cybex Computer Products Corporation

[FIRST COMMERCIAL BANK LOGO]

                                                            DISBURSEMENT
                                                            INSTRUCTIONS

First Commercial Bank of Huntsville
301 Washington Street
Huntsvillle, AL 35801
(205) 551-3300   "LENDER"
                                   ADDRESS

                      4912 Research Drive
                      Huntsville, AL 35806
                      Telephone No.      Identification No.
                      (205) 430-4000     630801728

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

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    OFFICER      INTEREST                                         FUNDING DATE/      MATURITY     CUSTOMER     LOAN
IDENTIFICATION     RATE         PRINCIPAL AMOUNT/CREDIT LIMIT    AGREEMENT DATE        DATE        NUMBER     NUMBER
------------------------------------------------------------------------------------------------------------------------
     LKS         8.188%         $12,000,000.00                     03/26/98          04/02/98
------------------------------------------------------------------------------------------------------------------------
  Borrower has borrowed money from Lender indicated above pursuant to a Promissory Note/Credit Agreement dated
  March 26, 1998  and Borrower instructs Lender to disburse the proceeds in the following manner:

AMOUNT DISBURSED TO BORROWER:                                                   $             0.00
                                                                                 -----------------
AMOUNT DRAWN TO PAY OR CREDIT TO BORROWER'S ACCOUNTS WITH LENDER:               $
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
     ACCOUNT NUMBER CREDITED:
                                                                                 -----------------
AMOUNT OF LOAN PROCEEDS PAID TO OTHERS ON THE BORROWER'S BEHALF:                $    12,000,000.00
                                                                                 -----------------
     PAYEE:   First Commercial Bank-Birmingham
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------
     PAYEE:
                                                                                 -----------------


                                                              PAID IN CASH     ADDED TO LOAN AMOUNT

AMOUNT PAID TO PUBLIC OFFICIALS:                             $                  $
                                                              -------------      -----------------
AMOUNT PAID TO INSURANCE COMPANIES:
                                                              -------------      -----------------
AMOUNT PAID TO APPRAISERS:
                                                              -------------      -----------------
AMOUNT PAID TO CREDIT REPORTING AGENCIES:
                                                              -------------      -----------------
TITLE EXAMINATION:
                                                              -------------      -----------------
SETTLEMENT/CLOSING FEE:
                                                              -------------      -----------------
TITLE INSURANCE BINDER:
                                                              -------------      -----------------
ATTORNEY:
                                                              -------------      -----------------
DOCUMENT PREPARATION FEE:
                                                              -------------      -----------------
NOTARY:
                                                              -------------      -----------------
SURVEYOR:
                                                              -------------      -----------------
PEST INSPECTOR:
                                                              -------------      -----------------
ABSTRACT/TITLE SEARCH:
                                                              -------------      -----------------
TITLE INSURER:
                                                              -------------      -----------------
CITY/COUNTY TAX DEED/MORTGAGE:
                                                              -------------      -----------------
STATE TAX DEED/MORTGAGE:
                                                              -------------      -----------------
HAZARD INSURANCE PREMIUM:
                                                              -------------      -----------------
FLOOD INSURANCE PREMIUM:
                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------

                                                              -------------      -----------------
Loan Origination Fee
                                                              -------------      -----------------
Points/Discount
                                                              -------------      -----------------
Lender's Inspection Fee
                                                              -------------      -----------------
Assumption Fee
                                                              -------------      -----------------

                                                              -------------      -----------------
   Loan Processing Fee
                                                              -------------      -----------------
TOTAL FEES PAID IN CASH:                                              50.00
                                                              -------------      -----------------
TOTAL FEES FINANCED WITH LOAN:                               $        50.00
                                                              -------------      -----------------
                                                                                $              N/A
                                                                                 -----------------

--------------------------------------------------------------------------------------------------
Dated: March 26, 1998

BORROWER: Cybex Computer  Products Corporation       BORROWER:

By: /S/ Doyle C. Weeks
----------------------------------------------       ---------------------------------------------
Doyle C. Weeks
Chief Financial Officer

BORROWER:                                            BORROWER:


----------------------------------------------       ---------------------------------------------


BORROWER:                                            BORROWER:


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BORROWER:                                            BORROWER:


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